UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Fly-E Group, Inc.
(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Fly-E Group, Inc. (the “Company,” “we,” “our,” or “us”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 29, 2026 (the “Definitive Proxy Statement”), for the special meeting of stockholders (the “Special Meeting”) scheduled on November 13, 2026, in order to (1) clarify that, although the stated exercise price of common stock purchase warrants and other warrants (the “Common Warrants”) may be less than 20% of the Nasdaq Minimum Price, including pursuant to a zero exercise price option, the effective offering price per share of Common Stock, including the aggregate consideration paid per Warrant Share issuable upon exercise of any Common Warrant (including pursuant to any zero exercise price option), will not be less than 20% of the Nasdaq Minimum Price, and that all shares of Common Stock issuable upon exercise of the Common Warrants are subject to the 25,000,000-share aggregate limitation for which stockholder approval is being sought, (2) supplement the disclosure regarding the potential dilutive effect of the Offering, including the Common Warrants, and (3) postpone the Special Meeting to November 27, 2026 at 10:00 a.m., Eastern Time.

All other information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 1, DATED NOVEMBER 9, 2026

(TO THE DEFINITIVE PROXY STATEMENT OF DT CLOUD STAR ACQUISITION CORPORATION DATED OCTOBER 29, 2026)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement”), supplements, updates and amends the Definitive Proxy Statement of the Company filed with the SEC on October 29, 2026. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

The title and the first and second paragraphs on the cover page of the Notice of Special Meeting of Stockholders are hereby amended and restated as follows:

FLY-E GROUP, INC.
136-40 39th Avenue
Flushing, New York 11354

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 27, 2026

TO THE STOCKHOLDERS OF FLY-E GROUP, INC.:

Dear Stockholders:

You are invited to attend a special meeting of stockholders (the “Special Meeting”) of Fly-E Group, Inc. (the “Company,” “we,” “us,” or “our”), which will be held in person on November 27, 2026 at 10:00 a.m., Eastern Time, for the following purposes:

(1)	To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance, in any combination as determined by the Company, of any one or more of common stock, par value $0.01 per share (the “Common Stock”), pre-funded warrants (the “Pre-Funded Warrants”), common stock purchase warrants and other warrants (the “Common Warrants” and, together with the Pre-Funded Warrants, the “Warrants”), convertible notes with a variable conversion price (the “Convertible Notes”), and shares of Common Stock issuable upon exercise of any Warrants (the “Warrant Shares”) or under any Convertible Notes, in a proposed offering at a price that may be below the Nasdaq Minimum Price (as defined below), provided that: (i) the aggregate purchase price of any Common Stock and Warrants plus the original principal amount of any Convertible Notes issued will not exceed US$9,000,000; (ii) no more than 25,000,000 shares of Common Stock in the aggregate, including Warrant Shares and shares issuable under the Convertible Notes, may be issued; (iii) the effective price per share of the Common Stock and Warrants (calculated, for any Warrant, as the aggregate purchase price and exercise price paid per Warrant Share, including upon any exercise pursuant to a zero exercise price option) and the conversion price of the Convertible Notes will not be less than 20% of the Nasdaq Minimum Price; (iv) the net proceeds will be used for working capital and general corporate purposes; and (v) the offering will be completed, if at all, within six months following the date of the Stockholders’ Approval (the “Issuance Proposal”);

The second to last paragraph on the cover page of the Notice of Special Meeting of Stockholders is hereby amended and restated as follows:

The Special Meeting will be held in person on November 27, 2026, at 10:00 a.m. Eastern Time, at 136-40 39th Avenue, Suite 201, Flushing, New York 11354. It is anticipated that the accompanying proxy statement and the enclosed proxy card will first be mailed on or about November 3, 2026 to stockholders entitled to vote as of the close of business on September 30, 2026. These proxy materials contain instructions on how to access this proxy statement online at: www.Transhare.com, and how to submit your proxy to vote via the internet, telephone and/or mail.

The title and the first and second paragraphs on page 1 of the Proxy Statement for Special Meeting of Stockholders are hereby amended and restated as follows:

FLY-E GROUP, INC.
136-40 39th Avenue
Flushing, New York 11354

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 27, 2026

Fly-E Group, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”) is soliciting proxies on behalf of the board of directors (the “Board”) in connection with a special meeting of the stockholders (the “Special Meeting”), which will be held in person on November 27, 2026, at 10:00 a.m., Eastern Time, at 136-40 39th Avenue, Suite 201, Flushing, New York 11354, for the following purposes:

(1)	To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance, in any combination as determined by the Company, of any one or more of common stock, par value $0.01 per share (the “Common Stock”), pre-funded warrants (the “Pre-Funded Warrants”), common stock purchase warrants and other warrants (the “Common Warrants” and, together with the Pre-Funded Warrants, the “Warrants”), convertible notes with a variable conversion price (the “Convertible Notes”), and shares of Common Stock issuable upon exercise of any Warrants (the “Warrant Shares”) or under any Convertible Notes, in a proposed offering at a price that may be below the Nasdaq Minimum Price (as defined below), provided that: (i) the aggregate purchase price of any Common Stock and Warrants plus the original principal amount of any Convertible Notes issued will not exceed US$9,000,000; (ii) no more than 25,000,000 shares of Common Stock in the aggregate, including Warrant Shares and shares issuable under the Convertible Notes, may be issued; (iii) the effective price per share of the Common Stock and Warrants (calculated, for any Warrant, as the aggregate purchase price and exercise price paid per Warrant Share, including upon any exercise pursuant to a zero exercise price option) and the conversion price of the Convertible Notes will not be less than 20% of the Nasdaq Minimum Price; (iv) the net proceeds will be used for working capital and general corporate purposes; and (v) the offering will be completed, if at all, within six months following the date of the Stockholders’ Approval (the “Issuance Proposal”);

The paragraph under the heading “Why am I receiving these materials?” on page 2 of the Proxy Statement for Special Meeting of Stockholders is hereby amended and restated as follows:

The Company will commence mailing of the printed versions of the proxy materials to you on or around November 3, 2026, in connection with the solicitation of proxies for use at the Company’s Special Meeting, which will be held in person on November 27, 2026, at 10:00 a.m., Eastern Time, at 136-40 39th Avenue, Suite 201, Flushing, New York 11354.

The paragraph under the heading “How can I attend the Special Meeting?” on page 3 of the Proxy Statement for Special Meeting of Stockholders is hereby amended and restated as follows:

Stockholders as of the Record Date and/or their authorized representatives are permitted to attend our Special Meeting. The Special Meeting will be held in person on November 27, 2026, at 10:00 a.m., Eastern Time, at 136-40 39th Avenue, Suite 201, Flushing, New York 11354. To be admitted to the Special Meeting, you must present a valid government-issued photo identification (such as a driver’s license or passport). If you are a beneficial owner of shares, you must also provide proof of beneficial ownership as of the Record Date.

The second paragraph and the bullet points immediately following such paragraph under the heading “Overview” on page 6 of the Proxy Statement for Special Meeting of Stockholders is hereby amended and restated as follows:

The aggregate number of shares of Common Stock issued or potentially issuable in the Offering, including Warrant Shares issuable upon exercise of the Warrants and shares issuable upon conversion of Convertible Notes, will not exceed 25,000,000 shares, which is more than 20% of the 1,632,386 shares of Common Stock outstanding as of the Record Date. The purchase price per share of Common Stock, with respect to each Warrant, the aggregate purchase price and exercise price paid per Warrant Share (including, with respect to the Common Warrants, upon any exercise pursuant to a zero exercise price option), and, with respect to the Convertible Notes, the applicable conversion price determined in accordance with the terms of the Convertible Notes, will not be less than 20% of the applicable Nasdaq Minimum Price (as defined below). In particular, we are seeking approval of the following:

●	The issuance, in accordance with Nasdaq Listing Rule 5635(d), of up to a maximum of 25,000,000 shares of Common Stock in aggregate, including (i) shares of Common Stock issued directly in the Offering, (ii) Warrant Shares issuable upon exercise of the Warrants, including pursuant to any exercise or adjustment provision of the Warrants, and (iii) shares of Common Stock issuable upon conversion of the Convertible Notes, including shares issuable in respect of principal, accrued or capitalized interest, default interest, premiums, liquidated damages or any other amounts payable under the Convertible Notes. The maximum aggregate offering amount will not exceed US$9,000,000, calculated as the sum of (A) the aggregate purchase price of the Common Stock and Warrants sold in the Offering and (B) the aggregate original principal amount of the Convertible Notes issued in the Offering.

●	The sale of the Common Stock and Warrants and the issuance of the Convertible Notes at a purchase, exercise or conversion price per share of Common Stock, with respect to each Warrant, the aggregate purchase price and exercise price paid per Warrant Share, and, with respect to the Convertible Notes, the applicable conversion price per share determined in accordance with the terms of the Convertible Notes, and in each case will not be less than 20% of the applicable Nasdaq Minimum Price (as defined below). The stated exercise price of the Common Warrants may be determined by the Company and may be less than 20% of the applicable Nasdaq Minimum Price, and the Common Warrants may provide for cash exercise, cashless exercise in certain circumstances and/or a zero exercise price option, under which a holder may elect at any time to exercise for no additional cash consideration and receive a greater number of shares of Common Stock than upon a cash or ordinary cashless exercise. However, the purchase price paid for the Common Warrants, together with any exercise price paid, divided by the maximum number of Warrant Shares issuable upon exercise (including pursuant to the zero exercise price option), will not be less than 20% of the applicable Nasdaq Minimum Price. The stockholder approval sought under this proposal includes the issuance of shares of Common Stock upon exercise of the Common Warrants pursuant to any such zero exercise price option, and all such shares will count toward the 25,000,000-share aggregate limitation.

The third paragraph under the heading “Background” on page 6 of the Proxy Statement for Special Meeting of Stockholders is hereby amended and restated as follows:

The purchase price per share of Common Stock, with respect to each Warrant, the aggregate purchase price and exercise price paid per Warrant Share, and, with respect to the Convertible Notes, the applicable conversion price determined in accordance with the terms of the Convertible Notes, will not be less than 20% of the applicable Nasdaq Minimum Price determined at the time of the signing of the applicable Purchase Agreement. The Convertible Notes may have a conversion price per share that varies based on the market price of the Common Stock or another formula set forth in the definitive transaction documents; however, in no event will the conversion price per share be less than 20% of the applicable Nasdaq Minimum Price. The stated exercise price of the Common Warrants may be determined by the Company and may be less than 20% of the applicable Nasdaq Minimum Price, and the Common Warrants may provide for cash exercise, cashless exercise in certain circumstances and/or a zero exercise price option, under which a holder may elect at any time to exercise for no additional cash consideration and receive a greater number of shares of Common Stock than upon a cash or ordinary cashless exercise. The Company would receive no additional proceeds upon any exercise pursuant to the zero exercise price option. In all cases, however, the effective offering price per share, calculated as the purchase price paid for the Common Warrants together with any exercise price paid, divided by the maximum number of Warrant Shares issuable upon exercise (including pursuant to the zero exercise price option), will not be less than 20% of the applicable Nasdaq Minimum Price. The stockholder approval sought under this proposal includes the issuance of shares of Common Stock pursuant to any such zero exercise price option, and all such shares will count toward the 25,000,000-share aggregate limitation.

The third bullet point on page 8 of the Proxy Statement for Special Meeting of Stockholders is hereby amended and restated as follows:

●	Maximum Discount to Market: The purchase price per share of Common Stock, with respect to each Warrant, the aggregate purchase price and exercise price paid per Warrant Share (including, with respect to the Common Warrants, the maximum number of Warrant Shares issuable pursuant to any zero exercise price option), and, with respect to the Convertible Notes, the applicable conversion price determined in accordance with the terms of the Convertible Notes, will not be less than 20% of the applicable Nasdaq Minimum Price to be determined at the time of the signing of the applicable Purchase Agreement (i.e., a maximum discount of 80% to the applicable Nasdaq Minimum Price). The variable conversion-price provisions of the Convertible Notes will be subject to this limitation. The stated exercise price of the Common Warrants may be less than 20% of the applicable Nasdaq Minimum Price, including a zero exercise price option, provided that the effective price per Warrant Share satisfies this limitation; all shares issuable upon exercise of the Common Warrants will count toward the 25,000,000-share aggregate limitation.

******

If you would like to change or revoke your prior vote on any proposal, please submit your votes before 11:59 pm ET on November 26, 2026.

This Supplement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Definitive Proxy Statement remains unchanged and the Definitive Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. Subject to any rules and deadlines your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Special Meeting. If you are a stockholder of record, you may change your vote by (1) delivering to the Company’s Corporate Secretary, prior to your shares being voted at the Special Meeting, a written notice of revocation dated later than the prior proxy card relating to the same shares, (2) delivering a valid, later-dated proxy in a timely manner, (3) attending the Special Meeting, and voting electronically (although attendance at the Special Meeting will not, by itself, revoke a proxy), or (4) voting again via phone or Internet at a later date. If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee, or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares and provided a copy to our transfer agent and registrar, Transhare Corporation, together with your email address as described below, by attending the Special Meeting, and voting electronically. Any written notice of revocation or subsequent proxy card must be received by the Company’s Corporate Secretary prior to the taking of the vote at the Special Meeting.

This Proxy Supplement is dated November 9, 2026

PROXY CARD

FLY-E GROUP, INC.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 27, 2026: The Proxy Statement is available on November 9, 2026.

The undersigned hereby appoints Zhou Ou and Qiang Chen, individually, each with full power of substitution, as proxy of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of Fly-E Group, Inc., to be held on November 27, 2026 at 10 a.m. local time at 136-40 39th Avenue, Flushing, New York 11354, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated October 29, 2026, as amended on November 9, 2026 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	APPROVAL OF, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF COMMON STOCK, PRE-FUNDED WARRANTS, COMMON WARRANTS, CONVERTIBLE NOTES WITH A VARIABLE CONVERSION PRICE, SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS OR CONVERSION OF THE CONVERTIBLE NOTES, AND CERTAIN PROVISIONS OF THE WARRANTS AND CONVERTIBLE NOTES, IN CONNECTION WITH A PROPOSED OFFERING AND SALE OF SECURITIES OF THE COMPANY ON THE TERMS DESCRIBED IN THE PROXY STATEMENT.

For ☐	Against ☐	Abstain ☐

2.	APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE SPECIAL MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE OTHER PROPOSAL.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes            No

Number of attendees: ____________

TO VOTE ONLINE:  www.Transhare.com click on Vote Your Proxy

Enter Your Control Number:

TO VOTE BY EMAIL: Please email your signed proxy card to Proxy@Transhare.com

TO VOTE BY FAX: Please fax this proxy card to 1.727. 269.5616

TO VOTE BY MAIL: Please sign, date and mail to

Proxy Team

Transhare Corporation

17755 US Highway 19 N

Suite 140

Clearwater FL 33764

PLEASE NOTE:

SHAREHOLDERS SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.